UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT: March 28, 2007

AMERICAN CRYSTAL SUGAR COMPANY

(Exact name of registrant as specified in its charter)

Minnesota	33-83868; 333-11693; and 333-32251	84-0004720
(State or other jurisdiction of Incorporation)	(Commission) File Number)	(I.R.S. Employer Identification No.)

101 NORTH THIRD STREET MOORHEAD, MN 56560		(218) 236-4400
(Address of principal executive offices)		(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item  7.01              Regulation FD Disclosure

American Crystal Sugar Company (the “Company”) announced to its shareholders in a letter dated March 28, 2007, that the forecasted average gross beet payment for the 2006 crop of sugarbeets is currently projected at $43.50 per ton as compared to the $43.00 per ton projection announced in November 2006.   The actual gross beet payment for the 2006 crop will necessarily differ from the current estimate to reflect final Company operations and selling prices for the Company’s products during fiscal year 2007.

Item  8.01              Other Events

Based on results of recent yield trials and crop results, the Company expects that new sugarbeet varieties may continue to result in significant increases in the average sugarbeet crop yields over the next five years.  As a result, the Company anticipates that there may need to be a reduction in the number of acres of sugarbeets that can be planted by each shareholder of the Company in order to match the sugarbeet crop volume to the Company’s processing and marketing capacity.  This reduction, if necessary, would be accomplished by reducing the per share planting tolerance by an amount that may be material.  Assuming there are no changes in other variables, the increased yield per acre expected to result from the continued use of the new sugarbeet varieties would allow shareholders to deliver substantially the same number of tons of sugarbeets to the Company from fewer acres.  Individual shareholder profitability will continue to depend on the circumstances unique to each shareholder.  The Board of Directors of the Company will continue to establish the planting tolerance on an annual basis based on the facts existing at that time.

This report contains forward-looking statements and information based upon assumptions by the Company’s management.  These forward-looking statements can be identified by the use of forward-looking terminology such as “expects”, “believes”, “will” or similar verbs or expressions.  If any of management’s assumptions prove incorrect or should unanticipated circumstances arise, the Company’s actual results could materially differ from those anticipated by such forward-looking statements.  The differences could be caused by a number of factors or combination of factors, including, but not limited to, those factors influencing the Company and its business which are described in  “Risk Factors” section contained in the Company’s Annual Report on Form 10-K for fiscal year 2006.  Readers are urged to consider these factors when evaluating any forward-looking statement.  The Company undertakes no obligation to update any forward-looking statements in this report to reflect future events or developments.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICAN CRYSTAL SUGAR COMPANY

Dated:	March 29, 2007		/s/ Mark Kalvoda
		By:	Mark Kalvoda
		Its:	Corporate Controller and Chief Accounting Officer